UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2016

                             PERKINS OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-55343                 45-5361669
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)         Identification Number)

             P.O. Box 21
              Bonita, CA                                         91908
(Address of Principal Executive Offices)                       (Zip Code)

                                 (619) 247-9630
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A)  Resignation of PLS, CPA

     (a) On October 27, 2016 the Board of Directors of Perkins Oil & Gas, Inc. received the resignation of PLS, CPA as our principal independent accountant, pursuant to the 5 year rotation rule of Item 2,01 of Regulation SX

          PLS, CPA's report on our financial statements for the years ended June 30, 2016 and June 30, 2015 did not contain an adverse opinion or disclaimer of opinion, or qualification as to uncertainly, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

          During our fiscal years ended June 30, 2016 and June 30, 2015 and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with PLS, CPA on any matter of accounting principles or practices, financial statement disclosure or audit scope procedures, which disagreement(s), if not resolved to the satisfaction of PLS, CPA, would have caused PLS, CPA to make reference to the disagreement(s) in connection with it's report.

          We provided PLS, CPA with a copy of this Current Report on Form 8-K prior to its filing with the Securities Exchange Commission and requested they furnish us with a letter addressed to the Securities Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from PLS, CPA is included with this report as Exhibit 16.1.

     (b) The Company will file a new Current Report on Form 8-K when a new auditor has been retained.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     16.1  Latter from PLS, CPA

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2016                     Perkins Oil & Gas, Inc., Registrant


                                     By: /s/ Betty N. Myers
                                         ---------------------------------------
                                         Betty N. Myers
                                         President, Chief Executive Officer,
                                         Principal Accounting Officer, and
                                         Chief Financial Officer

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